EX-10.65.21

FIRST AMENDEMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (the “First Amendment”) is made as of February 18, 2008, by and among EMERI-SKY SC LLC, a Delaware limited liability company, EMERIVILL SC LLC, a Delaware limited liability company, and EMERIPARK SC LLC, a Delaware limited liability company (together, collectively, with their respective successors and assigns, “Borrowers” or “Borrower”, and, individually, a “Borrower”), and CAPMARK BANK, a Utah industrial bank (together with its successors and assigns, “Lender”).

RECITALS

A.           Borrowers and Lender executed that certain Loan Agreement dated March 26, 2007 (the “Agreement”), governing the terms of loans to Borrowers in the aggregate principal sum of $23,600,000.00.

B.           Lender and Borrowers desire to correct an error in Section 4.14(a)(i) of the Agreement, and have agreed to execute this First Amendment to evidence such correction.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals, Borrowers and Lender hereby amend the Agreement as follows:

1.	Section 4.14(a)(i) is hereby deleted in its entirety and replaced with the following:

(i)
A Debt Service Coverage Ratio, after deduction of Actual Management Fees, of not less than 1.0 to 1.0, for the trailing three months ending June 30, 2008, and continuing for each three month period thereafter until the Loans are paid in full;

Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, Borrowers and Lender have caused this First Amendment to be executed by their duly authorized representatives as of the date first set forth above.

BORROWER:

EMERI-SKY SC LLC,
a Delaware limited liability company

     By Emeritus Corporation,
     a Washington corporation
     Its Manager

By: /s/ Eric Mendelsohn
             Eric Mendelsohn
             Senior VP Corporate Development

BORROWER:

EMERIVILL SC LLC,
a Delaware limited liability company

     By Emeritus Corporation,
     a Washington corporation
     Its Manager

By: /s/ Eric Mendelsohn
             Eric Mendelsohn
             Senior VP Corporate Development

BORROWER:

EMERIPARK SC LLC,
a Delaware limited liability company

     By Emeritus Corporation,
     a Washington corporation
     Its Manager

By: /s/ Eric Mendelsohn
            Eric Mendelsohn
            Senior VP Corporate Development

LENDER:

CAPMARK BANK, a Utah industrial bank

By:  /s/Malana C. Bryant (SEAL)
Name:  Malana C. Bryant
Title:    Authorized Signer